SUPPLEMENT DATED AUGUST 26, 2016

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

SHORT DURATION BOND PORTFOLIO CLASS I AND P SHARES

DATED MAY 1, 2016

This supplement revises the Short Duration Bond Portfolio Class I and P Shares summary prospectus dated May 1, 2016 (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the third sentence of the fourth paragraph is deleted and replaced with the following:

Foreign currency futures contracts or forwards are sold to hedge against currency fluctuations.